UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 10, 2020

Trxade Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3840 Land O’ Lakes Blvd

Land O’ Lakes, Florida 34639

(Address of principal executive offices) (zip code)

800-261-0281

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0001 Par Value Per Share	MEDS	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure.

Trxade Group, Inc.’s (the “Company”, “we” and “our”) management will present at the Virtual Fall Investor Summit, hosted by Investor Summit Group and taking place November 16-18, 2020.

Additionally, Mr. Suren Ajjarapu, Chief Executive Officer of the Company, is scheduled to participate in one-on-one meetings throughout the event and will host a virtual presentation (which will be accompanied by the presentation incorporated by reference as Exhibit 99.2 hereto) as follows:

Date: Tuesday, November 17, 2020

Time: 2:30 p.m. Eastern time (11:30 p.m. Pacific time)

Webcast: https://www.webcaster4.com/Webcast/Page/2038/38529

A live audio webcast and archive of the presentation will be available using the webcast link above.

On November 10, 2020, the Company issued a press release providing information regarding the virtual presentation described above, a copy of which is included herewith as Exhibit 99.1.

The information responsive to Item 7.01 of this Form 8-K and Exhibits 99.1 and 99.2, attached and incorporated by reference hereto, respectively, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

The press release attached hereto as Exhibit 99.1 and the presentation incorporated by reference herein as Exhibit 99.2 contain certain statements that may be deemed to be “forward-looking statements” within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). You can identify these forward-looking statements by words such as “may,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan” and other similar expressions. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond our control. These risks and uncertainties should be carefully considered. We caution you not to place undue reliance on the forward-looking statements, which involve known and unknown risks, uncertainties and other factors, which may cause the results of the Company, its divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. The forward-looking statements contained in Exhibits 99.1 and 99.2 are made as of the date of the press release attached hereto as Exhibit 99.1 and the presentation incorporated by reference herein as Exhibit 99.1, respectively. We disclaim any obligation to update any of these forward-looking statements as a result of new information, future events, or otherwise, except as expressly required by law.

The link to the webcast website above is provided for informational purposes only and we make no representations regarding such website, the information thereon, or any links accessible therefrom, and do not desire to incorporate any of the information on, or accessible through, such website into this report.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press Release dated November 10, 2020
99.2	November 2020 PowerPoint Presentation (Filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission on November 9, 2020, and incorporated herein by reference) (File No. 001-39199).

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRXADE GROUP, INC.

Date: November 10, 2020	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release dated November 10, 2020
99.2	November 2020 PowerPoint Presentation (Filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission on November 9, 2020, and incorporated herein by reference) (File No. 001-39199).

* Furnished herewith.